SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-83626 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Composition of the Initial Contracts
Distribution by APRs of the Initial Contracts
Geographic Concentration of the Initial Contracts
Composition of the Subsequent Contracts
Distribution by APRs of the Subsequent Contracts
Geographic Concentration of the Subsequent Contracts
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 1.6
EXHIBIT 4.14
EXHIBIT 4.15
EXHIBIT 10.5

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83626) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2002 and Amendment No. 1 thereto filed with the Commission on April 8, 2002 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on January 24, 2003, with respect to the Registrant’s Auto Loan Backed Notes, Series 2003-A (the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston LLC (“CS First Boston”) and Salomon Smith Barney Inc. (“Salomon” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of January 22, 2003 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.6.

     The Notes were issued pursuant to an Indenture dated as of January 1, 2003 (the “Indenture”) among Onyx Acceptance Owner Trust 2003-A (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.14.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of January 1, 2003 (the “Trust Agreement”) among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.15.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of January 1, 2003 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.5. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $123,426,058.89 (the “Initial Cut-Off Pool Balance”) as of January 1, 2003 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before January 28, 2003 (the “Subsequent Cut-Off Date”) with a total principal balance of $103,997,934.11 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller

deposited $172,576,007.00 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on April 30, 2003.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$123,426,058.89
Number of contracts	8,065
Average principal balance outstanding	$15,303.91
Average original amount financed	$15,379.98
Original amount financed (range)	$1,600.00-$70,000.00
Weighted average APR	9.91%
APR (range)	4.15% to 26.00%
Weighted average original term	60.04 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.83 mos.
Remaining term (range)	9 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	2,308	28.62%	$45,386,955.88	36.77%
7.001% to 8.000%	772	9.57%	$13,461,184.29	10.91%
8.001% to 9.000%	631	7.82%	$10,136,928.80	8.21%
9.001% to 10.000%	637	7.90%	$9,437,348.80	7.65%
10.001% to 11.000%	413	5.12%	$6,025,534.34	4.88%
11.001% to 12.000%	429	5.32%	$5,603,767.70	4.54%
12.001% to 13.000%	465	5.77%	$6,229,655.48	5.05%
13.001% to 14.000%	372	4.61%	$4,740,899.62	3.84%
14.001% to 15.000%	417	5.17%	$5,003,552.48	4.05%
15.001% to 16.000%	363	4.50%	$4,298,932.82	3.48%
16.001% to 17.000%	336	4.17%	$3,897,788.67	3.16%
17.001% to 18.000%	285	3.53%	$3,137,875.72	2.54%
18.001% to 19.000%	179	2.22%	$1,919,167.70	1.55%
19.001% to 20.000%	146	1.81%	$1,489,952.78	1.21%
20.001% to 21.000%	143	1.77%	$1,317,034.75	1.07%
Over 21.000%	169	2.10%	$1,339,479.06	1.09%

Totals	8,065	100.00% *	$123,426,058.89	100.00% *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	99	1.23%	$1,583,484.70	1.28%
Arizona	316	3.92%	4,908,423.84	3.98%
California	2,179	27.02%	35,736,598.30	28.95%
Colorado	108	1.34%	1,456,708.36	1.18%
Connecticut	28	0.35%	365,624.46	0.30%
Delaware	64	0.79%	954,505.75	0.77%
Florida	640	7.94%	9,369,537.75	7.59%
Georgia	378	4.69%	5,600,253.18	4.54%
Idaho	51	0.63%	764,978.54	0.62%
Illinois	452	5.60%	6,441,185.07	5.22%
Indiana	83	1.03%	1,136,406.07	0.92%
Iowa	56	0.69%	771,016.67	0.62%
Kansas	44	0.55%	672,348.22	0.54%
Kentucky	61	0.76%	967,945.37	0.78%
Maryland	151	1.87%	2,515,397.85	2.04%
Massachusetts	161	2.00%	2,391,789.61	1.94%
Michigan	419	5.20%	6,089,468.29	4.93%
Minnesota	89	1.10%	1,305,592.70	1.06%
Missouri	163	2.02%	2,199,215.65	1.78%
Montana	33	0.41%	491,808.35	0.40%
Nebraska	30	0.37%	446,762.37	0.36%
Nevada	203	2.52%	2,767,617.82	2.24%
New Hampshire	55	0.68%	733,794.74	0.59%
New Jersey	356	4.41%	5,075,560.83	4.11%
North Carolina	284	3.52%	4,564,665.03	3.70%
Oklahoma	81	1.00%	1,359,971.68	1.10%
Oregon	155	1.92%	2,394,790.46	1.94%
Pennsylvania	271	3.36%	3,814,784.71	3.09%
South Carolina	70	0.87%	1,172,192.18	0.95%
Tennessee	125	1.55%	1,892,600.40	1.53%
Texas	330	4.09%	5,469,827.97	4.43%
Utah	60	0.74%	885,181.21	0.72%
Virginia	312	3.87%	4,807,107.57	3.89%
Washington	147	1.82%	2,209,668.95	1.79%
West Virginia	11	0.14%	109,244.24	0.09%

Totals	8,065	100.00% *	$123,426,058.89	100.00% *

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$103,997,934.11
Number of Contracts	6,938
Average principal balance outstanding	$14,989.61
Average original amount financed	$14,989.61
Original amount financed (range)	$2,500.00 to $71,740.50
Weighted average APR	9.72%
APR (range)	1.90% to 25.00%
Weighted average original term	59.81 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.64 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	2,007	28.93%	$37,669,402.28	36.22%
7.001% to 8.000%	722	10.41%	12,613,602.05	12.13%
8.001% to 9.000%	583	8.40%	9,151,113.58	8.80%
9.001% to 10.000%	612	8.82%	9,003,977.76	8.66%
10.001% to 11.000%	369	5.32%	5,026,742.29	4.83%
11.001% to 12.000%	339	4.89%	4,466,790.76	4.30%
12.001% to 13.000%	377	5.43%	4,884,273.38	4.70%
13.001% to 14.000%	362	5.22%	4,426,993.28	4.26%
14.001% to 15.000%	308	4.44%	3,758,501.51	3.61%
15.001% to 16.000%	289	4.17%	3,178,157.75	3.06%
16.001% to 17.000%	244	3.52%	2,773,323.67	2.67%
17.001% to 18.000%	220	3.17%	2,380,386.58	2.29%
18.001% to 19.000%	157	2.26%	1,626,472.55	1.56%
19.001% to 20.000%	109	1.57%	1,008,520.66	0.97%
20.001% to 21.000%	131	1.89%	1,217,918.39	1.17%
Over 21.000%	109	1.57%	811,757.62	0.78%

Totals	6,938	100.00% *	$103,997,934.11	100.00% *

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number	% of		Subsequent
	of Subsequent	Subsequent	Principal	Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	94	1.35%	$1,414,118.60	1.36%
Arizona	292	4.21%	4,352,321.67	4.19%
California	1,686	24.30%	26,832,103.99	25.80%
Colorado	89	1.28%	1,148,438.44	1.10%
Connecticut	16	0.23%	224,991.94	0.22%
Delaware	79	1.14%	1,110,517.02	1.07%
Florida	555	8.00%	8,127,291.71	7.81%
Georgia	362	5.22%	5,882,394.29	5.66%
Idaho	42	0.61%	588,607.35	0.57%
Illinois	400	5.77%	5,598,790.71	5.38%
Indiana	92	1.33%	1,174,817.07	1.13%
Iowa	40	0.58%	551,131.38	0.53%
Kansas	75	1.08%	1,134,989.25	1.09%
Kentucky	37	0.53%	600,066.53	0.58%
Maryland	97	1.40%	1,396,224.38	1.34%
Massachusetts	127	1.83%	1,913,050.68	1.84%
Michigan	402	5.79%	5,788,998.01	5.57%
Minnesota	63	0.91%	830,123.85	0.80%
Missouri	163	2.35%	2,222,227.37	2.14%
Montana	32	0.46%	454,332.22	0.44%
Nebraska	36	0.52%	578,919.22	0.56%
Nevada	165	2.38%	2,614,803.85	2.51%
New Hampshire	56	0.81%	762,865.76	0.73%
New Jersey	301	4.34%	4,124,960.32	3.97%
North Carolina	252	3.63%	4,073,132.27	3.92%
Oklahoma	90	1.30%	1,387,180.45	1.33%
Oregon	125	1.80%	1,792,901.73	1.72%
Pennsylvania	298	4.30%	4,064,182.52	3.91%
South Carolina	85	1.23%	1,261,575.11	1.21%
Tennessee	101	1.46%	1,527,261.50	1.47%
Texas	255	3.68%	4,254,704.60	4.09%
Utah	56	0.81%	800,213.65	0.77%
Virginia	251	3.62%	3,586,641.50	3.45%
Washington	117	1.69%	1,755,687.94	1.69%
West Virginia	7	0.10%	67,367.23	0.06%

Totals	6,938	100.00% *	$103,997,934.11	100.00% *

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Description

1.6	Underwriting Agreement dated as of January 22, 2003 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.14	Indenture dated as of January 1, 2003 between Onyx Acceptance Owner Trust 2003-A and JPMorgan Chase Bank, as Indenture Trustee

4.15	Trust Agreement dated as of January 1, 2003 among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.5	Sale and Servicing Agreement dated as of January 1, 2003 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

February 13, 2003	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.6	Underwriting Agreement dated as of January 22, 2003 by and among the Registrant and CS First Boston, as representative of the Underwriters

4.14	Indenture dated as of January 1, 2003 between Onyx Acceptance Owner Trust 2003-A and JPMorgan Chase Bank, as Indenture Trustee

4.15	Trust Agreement dated as of January 1, 2003 among the Registrant, as Depositor, The Bank of New York (Delaware), as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.5	Sale and Servicing Agreement dated as of January 1, 2003 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent